HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

The Hillman Focused Advantage Fund
The Hillman Advantage Equity Fund

Prospectus Supplement

May 30, 2012

This supplement to the prospectus dated January 30, 2012 for The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund, each a series of the Hillman Capital Management Investment Trust, updates the prospectus to include additional information as described below.  For further information, please contact the Funds toll-free at 1-800-525-3863.  You may also obtain additional copies of the prospectus and statement of additional information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.

This supplement is to notify shareholders, prospective investors, and other interested parties that that The Hillman Advantage Equity Fund will discontinue operations on July 13, 2012.  At a meeting held on May 29, 2012, the Fund’s Board of Trustees, in consultation with the Fund’s investment advisor, Hillman Capital Management, Inc., determined that the dissolution and liquidation of the Fund is in the best interests of the Fund and its shareholders.  In accordance with the decision, the Board of Trustees has directed that (i) all of the Fund’s portfolio securities be liquidated in an orderly manner and (ii) all outstanding shareholder accounts on July 13, 2012 be closed and the proceeds sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for individual retirement accounts and qualified pension and profit sharing fund accounts.  As of the date of this supplement, the Fund is ceasing the sale of new shares and will no longer accept purchase orders.  The Fund will accept redemption orders until July 13, 2012.

This will be considered a sale of Fund shares and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an individual retirement account or other tax-deferred account should consult the rules regarding the reinvestment of these assets.

Shareholders may direct any questions about their account to the Fund at 1-800-773-3863.

Investors Should Retain This Supplement For Future Reference